SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      January 20, 1998


NATIONSBANC ASSET SECURITIES, INC.

(as depositor under the Trust Agreement, dated as of December 1, 1997, providing for the issuance of NationsBanc Asset Securities, Inc.
Asset Backed Certificates, Series 1997-1
NationsCredit Home Equity Services Corporation
(Exact name of registrant as specified in its charter)


              Delaware                    333-32857         Applied for
State or Other Jurisdiction             (Commission    (I.R.S. Employer
of Incorporation)                         File Number)  Identification No.)


100 North Tryon Street
Charlotte, North Carolina                                                 28255
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (704) 386-2400

Item 5. Other Events







      On January 20, 1998 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated January 20, 1998.
      The Monthly Report is filed pursuant to and in accordance with
      (1) numerous no-action letters (2) current Commission policy in the area.

      A.     Monthly Report Information
             See Exhibit No.1


      B.     Have any deficiencies occurred?  NO.
                  Date:
                  Amount:

      C.     Item 1: Legal Proceedings:  NONE

      D.     Item 2: Changes in Securities:   NONE

      E.     Item 4: Submission of Matters to a Vote of Certificateholders:NONE

      F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits

      Exhibit No.

      _________1.     Monthly Distribution Report dated January 20, 1998.



NATIONSBANC ASSET SECURITIES, INC.
ASSET BACKED CERTIFICATES
SERIES 1997-1

REPORTS TO CERTIFICATEHOLDERS

Distribution Date:     20-Jan-98

                        Original      Beginning
                     Certificate    Certificate     Principal          Interest
Class       Cusip Face Value (1)        Balance   Distribution     Distribution
A     63859HAA0   365,775,000.00 365,775,000.00   3,208,560.50     1,878,407.03
X              NA 365,775,004.73 365,775,004.73           0.00             0.00
LR             NA           0.00           0.00           0.00             0.00
MR             NA           0.00           0.00           0.00             0.00
R              NA           0.00           0.00           0.00             0.00
TOTAL             365,775,000.00 365,775,000.00   3,208,560.50     1,878,407.03

                                                    Ending
                          Total     Realized      Certificate
      Class         Distribution     Losses         Balance
      A             5,086,967.53           0.00 362,566,439.50
      X                     0.00           0.00 363,495,574.64
      LR                    0.00           0.00           0.00
      MR                    0.00           0.00           0.00
      R                     0.00           0.00           0.00
      TOTAL         5,086,967.53           0.00 362,566,439.50
AMOUNTS PER $1,000 UNIT
                                                                    Ending
       Principal        Interest      Total        Realized       Certificate
Class Distribution  Distribution  Distribution      Losses          Balance
A      8.77195134     5.13541666    13.90736800     0.00000000     991.22804866
X      0.00000000     0.00000000     0.00000000     0.00000000     993.76821800
LR     0.00000000     0.00000000     0.00000000     0.00000000       0.00000000
MR     0.00000000     0.00000000     0.00000000     0.00000000       0.00000000
R      0.00000000     0.00000000     0.00000000     0.00000000       0.00000000







PASS THROUGH RATES
        Original      Current         Next
      Pass-Through Pass-Through   Pass-Through
Class Interest Rat Interest Rate Interest Rate (1)
A         6.37500%       6.37500%       5.90625%
X         3.15331%       3.15331%       3.00100%
LR        0.00000%       0.00000%       0.00000%
MR        0.00000%       0.00000%       0.00000%
R         0.00000%       0.00000%       0.00000%
                                 (1) Estimated
* The Class X Certificates accrue interest on a Notional Balance


(i)   Principal Distributions
      Beginning Balance                         365,775,004.73
      Scheduled Principal                           222,369.52
      Curtailments                                   25,410.65
      Paid in Full                                2,031,649.92
      Realized Losses                                     0.00
      Liquidation Proceeds                                0.00
      Ending Balance                            363,495,574.64

(ii)  Interest Distributions
      Net Interest Due:                           2,854,935.79
      Less Prepayment Interest Shortfalls                 0.00
      Less Relief Act Interest Shortfall                  0.00
      Principal Collections:                      2,279,430.09
      Available Funds                             5,134,365.88

      Premium Amount                                 45,721.88
      Trustee Fees                                    1,676.47

(iii) Insured Payment to Class A Certificates             0.00
      Certificate Insurer Reimbursement Amount            0.00
      Cumulative Insurance Payments                       0.00

(iv)  Required Subordinated Amount               10,973,250.14
      Subordinated Amount (before distributions)          4.73
      Subordinated Amount (after distributions)     929,135.14
      Subordination Increase Amount              10,973,245.41
      Subordination Decrease Amount                       0.00

(v)   Substitution Adjustments                            0.00
      Loan Repurchases                                    0.00

(vi)  Realized Losses that were incurred during the related Due Period






      Total Realized Losses                               0.00

      Which Include:
      Fraud Losses                                        0.00
      Special Hazard Losses                               0.00
      Bankruptcy Losses                                   0.00

      Cumulative Realized Losses                          0.00


(vii) Mortgage Loans purchased or substituted
      Cumulative Mortgage Loans purchased or substituted
                                                Number         Balance
                                                             0            $0.00
                                                             0            $0.00

                                                               % of Aggregate
(viii)Delinquency Information                   Scheduled      Scheduled
                               Number   Principal Balance      Principal Balance
      30-59 days delinquent                 162 $15,336,245.98           4.2191%
      60-89 days delinquent                  27  $2,620,848.86           0.7210%
      90 or more days delinquent              1    $143,502.19           0.0395%
      *Note: The above statistics include loans in foreclosure proceedings, bankruptcy proceedings, or loans relating to REO properties.


                                                                 % of Aggregate
                                               Scheduled         Scheduled
                               Number        Principal Balance PrincipalBalance
      Loans in Foreclosure                    0          $0.00           0.0000%
      Loans in Bankruptcy                     0          $0.00           0.0000%
      Loans in REO                            0          $0.00           0.0000%

      Total Book Value of REO Properties:                $0.00

(ix)  Mortgage Loan Characteristics                Beginning          End
                                                   of Period       of Period
     Weighted Average Remaining Term to Maturity           342              341
      Weighted Average Mortgage Rate                   9.86620%         9.85928%
      Number of Loans                                    3,126            3,105

(x)   Fraud Loss Amount           $7,315,500.09
      Bankruptcy Amount             $133,956.00
      Special Hazard Amount       $3,657,750.05

(xi)  Performance Measures
      Net Monthly Excess Cash Flow                 $929,130.41
    Spread Squeeze Subordination Increase Amount         $0.00
      Rolling Loss Percentage                          0.00000%
      Rolling Delinquency Percentage            NA
      Cumulative Loss Percentage                       0.00000%
      Periodic Spread                                  3.17309%
      Step Up Trigger Occurrence                NO
      Step Down Trigger Occurrence              NO




                                 SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                  NATIONSBANC ASSET SECURITIES, INC.
                  ASSET BACKED CERTIFICATES, SERIES 1997-1


                                                  By: /s/ Mark Lemay
                                                  Name:  Mark Lemay
                                                  Title:  Vice President
                                                  US Bank National Association


Dated: February 6, 1998